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                                                                    EXHIBIT 13.2

                                  CERTIFICATION
           (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 20-F for the fiscal year ended June 30, 2005 of Harmony Gold Mining Company Limited (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Nomfundo Vuyiswa Lila Qangule, Chief Financial Officer of the Company, certify, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2005

                                      /s/ Nomfundo Vuyiswa Lila Qangule
                                      ------------------------------------------
                                      Nomfundo Vuyiswa Lila Qangule
                                      Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Harmony Gold Mining Company Limited and will be retained by it and furnished to the Commission or its staff upon request.